SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2004

                             ON2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                21 CORPORATE DRIVE, SUITE 103, NEW YORK NY 12065
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)


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       ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On July 22, 2004, On2 Technologies, Inc. (the "Company") issued a press release announcing its results of operations for the second quarter ending June 30, 2004.

       The Company's press release and other communications from time to time include certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

       The attached press release utilizes net income excluding stock-based compensation, depreciation and amortization, unrealized loss on marketable equity securities, writeoff of fixed assets and amortization of debt discount ("Non-GAAP Net Income"). The most directly comparable financial measure to Non-GAAP Net Income under GAAP is Net Income/Loss. As required by Regulation G, a reconciliation of Non-GAAP Net Income to Net Income is provided in a table immediately following the condensed consolidated balance sheets included with the press release.

       The attached press release also utilizes operating expenses excluding stock-based compensation, depreciation and amortization, unrealized loss on marketable equity securities, writeoff of fixed assets and amortization of debt discount ("Non-GAAP Operating Expenses"). The most directly comparable financial measure to Non-GAAP Operating Expenses under GAAP is Operating Expenses. As required by Regulation G, a reconciliation of Non-GAAP Operating Expenses to Operating Expenses is provided in a table immediately following the condensed consolidated balance sheets included with the press release. The non-GAAP financial data should be considered in addition to, not as a substitute for or as being superior to, operating losses, cash flows, or other measures of financial performance prepared in accordance with GAAP.

       The Company's management believes that the presentation of Non-GAAP Net Income and Non-GAAP Operating Expenses provides useful information regarding the Company's financial performance and earnings potential because this measure gives investors insight into the cash expenses of the Company's core operating business. The Company's management uses this measure for the same purpose.

       The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004                   ON2 TECHNOLOGIES, INC.

                                      By: /s/ Douglas A. McIntyre
                                          ---------------------------
                                      Name: Douglas A. McIntyre
                                      Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                               Dated July 22, 2004
                                  EXHIBIT INDEX

      EXHIBIT NUMBER       DESCRIPTION

           99.1            Press Release dated July 22, 2004.